                                                                                               Exhibit 23

                                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Registration
No. 333-101629) and Form S-8 (Registration No. 333-75346) of The Phoenix Companies, Inc. of our report dated
March 9, 2004 relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ Pricewaterhouse Coopers LLP

Hartford, Connecticut
March 15, 2004